Exhibit 4.1

                             [Front of Certificate]
                                    [Border]
    Common Stock Number:                                Common Stock Shares:
  -----------------------                             -----------------------

              INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                               LAMCOR INCORPORATED

                       AUTHORIZED 10,000,000 SHARES COMMON
                               STOCK NO PAR VALUE
                                                            COMMON CUSIP 5134107


     THIS CERTIFIES THAT                                  IS THE OWNER OF



   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK WITH NO PAR VALUE,
                                       OF
                            ***LAMCOR INCORPORATED***
 TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY ON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.
  THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND
                                   REGISTRAR.

        WITNESS THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.


Dated: _____________            /s Leo W. Lund                   s/ Toby Jensen
                                --------------                   --------------
                                  Secretary                         President


                         CORPORATE STOCK TRANSFER, INC.

                            ------------------------
                       Transfer Agent Authorized Signature

                              [Back of Certificate]

        FOR VALUE RECEIVED _____ HEREBY SELL, ASSIGN, AND TRANSFER UNTO:
 -------------------------------------------------------------------------------
     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE) SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________, ATTORNEY, TO TRANSFER THE
     SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER
                        OF SUBSTITUTION IN THE PREMISES.

DATED:  ______________________